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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 27, 2005

                             FLAGSTAR BANCORP, INC.

             (Exact name of registrant as specified in its charter)

          MICHIGAN                       1-16577                  38-3150651
(State or other jurisdiction of        (Commission File       (I.R.S. Employer
         incorporation)                    Number)           Identification No.)

          5151 CORPORATE DRIVE, TROY, MICHIGAN                     48098
        (Address of principal executive offices)                 (Zip Code)

                                 (248) 312-2000
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS

      (c) On July 27, 2005, the Board of Directors of Flagstar Bancorp, Inc. (the "Company") appointed Joel D. Murray to the position of Senior Vice-President and Chief Accounting Officer. Mr. Murray, 47, was previously a First Vice President of Flagstar Bank, fsb, a wholly-owned subsidiary of the Company (the "Bank"), from July 2004. Prior to joining the Bank, Mr. Murray served as an auditor with the Fort Worth, Texas-based accounting firm of Whitley Penn from December 2003 to May 2004. From June 2003 to November 2003, Mr. Murray served as an accounting consultant. He joined Grant Thornton LLP, CPAs, in 1988 and served as an audit partner from 1990 to May 2003. From 1979 to 1988, Mr. Murray was an accountant with the Price Waterhouse accounting firm. Mr. Murray received a bachelor's degree in accounting from Baylor University in 1979.

      There is no family relationship between Mr. Murray and any director or executive office of the Company.

      Mr. Murray entered into an employment agreement with the Bank, dated July 6, 2004, which remains in effect, although Mr. Murray no longer serves as First Vice President of the Bank. The Agreement has a term of 36 months and provides for a current base salary of $215,000 per year, increasing to $225,000 in July 2006. Mr. Murray is also eligible to receive a discretionary bonus and participate in other employee benefits maintained by the Company for its employees. If Mr. Murray's employment is terminated by the Company without `just cause" (as defined therein), he will be entitled to his base salary through the remaining 36 month term of the Agreement plus an amount equal to all health, life, disability and other benefits he would have been eligible to participate in through the remaining term, subject to applicable limitations on severance benefits established by the Office of Thrift Supervision. Mr. Murray is required to devote his full business time to the business of the Company and is subject to a noncompetition provision. Mr. Murray's employment agreement is filed herewith as Exhibit 10.1 and is incorporated into this Item 5.02 by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)   The following exhibit is being furnished herewith:

Exhibit No.    Exhibit Description
-----------    -------------------
   10.1        Employment Agreement between Flagstar Bank, FSB and Joel Murray, dated July 6, 2004.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                     FLAGSTAR BANCORP, INC.

Dated: August 2, 2005                By: /s/ Paul D. Borja
                                             ----------------------------------
                                             Paul D. Borja
                                             Executive Vice-President and Chief
                                             Financial Officer
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                                 EXHIBIT INDEX

EXHIBIT NO.    DESCRIPTION
-----------    -------------------
   10.1        Employment Agreement between Flagstar Bank, FSB and Joel Murray, dated July 6, 2004.